UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 13, 2025

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Utica Avenue South, Suite 900	St. Louis Park, MN	55416
(Address of Principal Executive Offices)		(Zip Code)

(612) 453-4100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 13, 2025, Two Harbors Investment Corp., a Maryland corporation (the “Company”), completed the issuance and sale of $115.0 million aggregate principal amount of its 9.375% Senior Notes due 2030 (the “Notes”), which includes $15.0 million aggregate principal amount of the Notes issued and sold pursuant to the Underwriters’ (as defined below) exercise of their over-allotment option granted pursuant to the Underwriting Agreement (as defined below), in a public offering pursuant to the Company’s registration statement on Form S-3 (File No. 333-277271) (the “Registration Statement”) and a related prospectus, as supplemented by a preliminary prospectus supplement, dated May 6, 2025 and a final prospectus supplement dated May 6, 2025, each filed with the Securities Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes were sold pursuant to the underwriting agreement (the “Underwriting Agreement”), dated as of May 6, 2025, by and among the Company and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, Piper Sandler & Co., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), filed with the Commission as Exhibit 1.1 to the Company’s Current Report on Form 8-K, on May 7, 2025.

The Notes were issued at 100% of the principal amount, bear interest at a rate equal to 9.375% per year, payable in cash quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning on August 15, 2025, and mature on August 15, 2030 (the “Maturity Date”), unless earlier redeemed. The Company may redeem the Notes in whole or in part at any time or from time to time at the Company’s option on or after May 15, 2027, upon not less than 30 days nor more than 60 days written notice to holders prior to the redemption date, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, as described in greater detail in the Indenture (as defined below).

The Notes are governed by the indenture, dated January 19, 2017 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as original trustee, as supplemented by the fourth supplemental indenture, dated May 13, 2025 (the “Fourth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) between the Company and U.S. Bank Trust Company, National Association, as series trustee. The Notes are senior unsecured obligations of the Company that rank senior in right of payment to any future indebtedness of the Company that is expressly subordinated in right of payment to the Notes, equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated, including the Company’s 6.25% Convertible Senior Notes due 2026, effectively junior to any future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally junior to all existing and future indebtedness and any preferred equity of the Company’s subsidiaries as well as to any of the Company’s existing or future indebtedness that may be guaranteed by any of the Company’s subsidiaries (to the extent of any such guarantee).

The Indenture contains customary events of default. If there is an event of default under the Notes, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any), may be declared immediately due and payable, subject to certain conditions set forth in the Indenture.

The net proceeds to the Company from the sale of the Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, are expected to be approximately $110.8 million. The Company intends to use the net proceeds from this offering for general corporate purposes which may include, among other things, the refinancing or repayment of debt, including its 6.25% senior notes due 2026 and MSR financing, the purchase of its target assets, including MSR, Agency RMBS and other financial assets, in each case subject to the Company’s investment guidelines, the repurchase or redemption of its common and preferred equity securities, and other capital expenditures.

Copies of the Base Indenture, the Fourth Supplemental Indenture and the form of the Notes are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Base Indenture, the Fourth Supplemental Indenture and the form of the Notes.

In connection with the registration of the Notes under the Securities Act, the legal opinions of Ballard Spahr LLP relating to certain matters of Maryland law and Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Notes are attached hereto as Exhibit 5.1 and Exhibit 5.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of January 19, 2017, between Two Harbors Investment Corp. and The Bank of New York Mellon Trust Company, N.A., as original trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 19, 2017).
4.2	Fourth Supplemental Indenture, dated as of May 13, 2025, between Two Harbors Investment Corp. and U.S. Bank Trust Company, National Association, as series trustee (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form 8-A, filed with the Commission on May 13, 2025).
4.3	Form of 9.375% Senior Notes Due 2030 of the Company (attached as Exhibit A to the Fourth Supplemental Indenture, incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form 8-A, filed with the Commission on May 13, 2025).
5.1*	Opinion of Ballard Spahr LLP regarding certain matters of Maryland law.
5.2*	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the Notes.
23.1*	Consent of Ballard Spahr LLP (included in Exhibit 5.1 hereto).
23.2*	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2 hereto).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*       Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Chief Legal Officer and Secretary

Date: May 13, 2025